UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): February 26, 2004

Phelps Dodge Corporation

(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 366-8100

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 29, 2004, Phelps Dodge Corporation (“Phelps Dodge” or the “Company”) released its results for the quarter and year ended December 31, 2003, and the press release announcing these results was furnished to the Securities and Exchange Commission as an exhibit to a Form 8-K Current Report. Subsequent to the Company’s release of these results, management’s ongoing review of state and local tax matters identified a probable franchise tax liability in the state of Texas as of December 31, 2003. Additionally, the Company recorded an updated estimate to deferred taxes related to a Brazilian subsidiary ($1.3 million). As a result, Phelps Dodge is revising its reported results for the three months and year ended December 31, 2003, to reflect the additional after-tax expense of $9.3 million (10¢ per diluted common share), of which $8.0 million (9¢ per diluted common share) was recorded as a special item.

     After giving effect to these matters, net income for the fourth quarter of 2003 was $125.3 million ($1.32 per diluted common share), compared with a loss of $225.3 million in the fourth quarter of 2002. Net income for the year 2003 was $94.8 million (91¢ per diluted common share), compared with a loss of $338.1 million for the year 2002.

     The state franchise tax liability that is the subject of this additional accrual would be owed if Phelps Dodge Corporation and certain of its subsidiaries were considered to be conducting business in Texas, where they do not directly operate, due to the processing of copper by affiliates in that state. The Company is analyzing whether any taxes, interest or penalties should be paid, and has applied to resolve the matter through a voluntary compliance program available in the state. Based upon our review, we have estimated a range of reasonably possible loss of $8 million to $25 million, and, as no point within that range is more likely than any other, the lower end of the range has been recorded.

PHELPS DODGE CORPORATION
STATEMENT OF CONSOLIDATED OPERATIONS
(Unaudited; in millions except per share data)

			Year Ended
	Fourth Quarter		December 31,

	2003	2002	2003	2002

Sales and other operating revenues	$1,171.4	895.5	4,142.7	3,722.0

Operating costs and expenses
Cost of products sold (exclusive of items shown separately below)	865.8	759.5	3,285.1	3,120.5
Depreciation, depletion and amortization	110.7	102.3	422.6	410.2
Selling and general administrative expense	45.6	35.1	148.7	123.9
Exploration and research expense	16.0	11.7	50.7	40.3
Special items and provisions, net	28.4	186.7	38.0	236.4

	1,066.5	1,095.3	3,945.1	3,931.3

Operating income (loss)	104.9	(199.8)	197.6	(209.3)
Interest expense	(35.9)	(43.6)	(145.8)	(187.0)
Capitalized interest	0.2	—	0.6	—
Early debt extinguishment costs	—	—	—	(31.3)
Miscellaneous income and expense, net	3.7	—	19.0	2.6

Income (loss) before taxes, minority interests, equity in net earnings of affiliated companies, extraordinary item and cumulative effect of accounting changes	72.9	(243.4)	71.4	(425.0)
Benefit (provision) for taxes on income	(14.4)	19.1	(48.3)	114.9
Minority interests in consolidated subsidiaries	(2.6)	(1.8)	(7.7)	(7.8)
Equity in net earnings of affiliated companies	1.1	0.8	2.7	2.7

Income (loss) before extraordinary item and cumulative effect of accounting changes	57.0	(225.3)	18.1	(315.2)
Extraordinary gain on acquisition of partner’s interest in Chino Mines Company, net of taxes of $0 in 2003	68.3	—	68.3	—
Cumulative effect of accounting changes	—	—	8.4	(22.9)

Net income (loss)	$125.3	(225.3)	94.8	(338.1)
Preferred stock dividends	(3.4)	(3.4)	(13.5)	(9.1)

Income (loss) applicable to common shares	$121.9	(228.7)	81.3	(347.2)

Average number of common shares outstanding — basic	89.4	88.6	88.8	84.1
Basic earnings (loss) per common share before extraordinary item and cumulative effect of accounting changes	$0.60	(2.58)	0.06	(3.86)
Extraordinary gain on acquisition of partner’s interest in Chino Mines Company	0.76	—	0.77	—
Cumulative effect of accounting changes	—	—	0.09	(0.27)

Basic earnings (loss) per common share	$1.36	(2.58)	0.92	(4.13)

Average number of common shares outstanding — diluted *	95.1	88.6	89.4	84.1
Diluted earnings (loss) per common share before extraordinary item and cumulative effect of accounting changes	$0.60	(2.58)	0.06	(3.86)
Extraordinary gain on acquisition of partner’s interest in Chino Mines Company	0.72	—	0.76	—
Cumulative effect of accounting changes	—	—	0.09	(0.27)

Diluted earnings (loss) per common share*	$1.32	(2.58)	0.91	(4.13)

BUSINESS DIVISIONS
(Unaudited; in millions)
Sales and other operating revenues — unaffiliated customers
Phelps Dodge Mining Company	$827.9	600.3	2,828.6	2,485.8
Phelps Dodge Industries	343.5	295.2	1,314.1	1,236.2

	$1,171.4	895.5	4,142.7	3,722.0

Operating income (loss)
Phelps Dodge Mining Company	$144.1	(136.2)	265.2	(65.0)
Phelps Dodge Industries	18.3	1.3	68.5	30.6
Corporate and other	(57.5)	(64.9)	(136.1)	(174.9)

	$104.9	(199.8)	197.6	(209.3)

*	Diluted earnings (loss) per common share would have been anti-dilutive for the years 2003 and 2002 and the fourth quarter of 2002, if based on fully diluted shares adjusted to reflect the conversion of mandatory convertible preferred shares to common shares and stock option exercises.

PHELPS DODGE CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited; in millions except per share prices)

	December 31,	December 31,
	2003	2002

Assets
Current assets:
Cash and cash equivalents	$683.8	349.8
Accounts receivable, net	461.3	391.1
Mill and leach stockpiles	22.4	48.9
Inventories	379.7	398.5
Supplies	150.7	142.8
Prepaid expenses and other current assets	31.0	26.5
Deferred income taxes	61.1	70.6

Current assets	1,790.0	1,428.2
Investments and long-term receivables	150.3	132.3
Property, plant and equipment, net	4,646.5	4,813.7
Long-term mill and leach stockpiles	89.2	64.3
Deferred income taxes	7.6	11.0
Goodwill	98.4	90.7
Intangible assets	321.3	345.9
Other assets and deferred charges	169.6	142.9

	$7,272.9	7,029.0

Liabilities
Current liabilities:
Short-term debt	$50.5	35.2
Current portion of long-term debt	204.6	127.0
Accounts payable and accrued expenses	700.7	609.1
Dividends payable	3.4	3.4
Accrued income taxes	56.1	9.4

Current liabilities	1,015.3	784.1
Long-term debt	1,703.9	1,948.4
Deferred income taxes	410.2	430.8
Other liabilities and deferred credits	1,009.5	986.8

	4,138.9	4,150.1

Minority interests in consolidated subsidiaries	70.2	65.3

Shareholders’ equity
Common shares, par value $6.25; 200.0 shares authorized; 91.0 outstanding in 2003 and 88.9 outstanding in 2002	568.5	555.6
Preferred shares, par value $1.00; 6.0 shares authorized; 2.0 outstanding in 2003 and 2002	2.0	2.0
Capital in excess of par value	1,642.5	1,552.1
Retained earnings	1,254.6	1,173.3
Accumulated other comprehensive loss	(393.5)	(458.5)
Other	(10.3)	(10.9)

	3,063.8	2,813.6

	$7,272.9	7,029.0

PHELPS DODGE CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited; in millions)

	Year Ended December 31,

	2003	2002

Operating activities
Net income (loss)	$94.8	(338.1)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	422.6	410.2
Deferred income taxes	0.3	(9.0)
Proceeds (repayments) from sale of accounts receivable	16.9	(11.6)
Changes in net assets, special items and provisions, and other	(64.1)	296.5

Net cash provided by operating activities	470.5	348.0

Investing activities
Capital outlays	(151.4)	(130.4)
Capitalized interest	(0.6)	—
Investment in subsidiaries and other	49.0	(2.8)
Proceeds from asset dispositions	17.8	33.3
Other investing, net	(2.5)	(40.4)

Net cash used in investing activities	(87.7)	(140.3)

Financing activities
Increase in debt	10.3	21.8
Payment of debt	(157.6)	(819.4)
Preferred dividends	(13.5)	(5.7)
Issuance of shares	80.4	593.6
Other financing, net	31.6	(35.1)

Net cash used in financing activities	(48.8)	(244.8)

Increase (decrease) in cash and cash equivalents	334.0	(37.1)
Cash and cash equivalents at beginning of year	349.8	386.9

Cash and cash equivalents at end of year	$683.8	349.8

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation (Registrant)

Date: February 26, 2004	By:	/s/ Ramiro G. Peru Name: Ramiro G. Peru Title: Senior Vice President and Chief Financial Officer